Exhibit 24

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE COMPANY

(REGISTRANT)

The undersigned constitutes and appoints W. Weldon Wilson and Forozan Nasery, CFO, and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to (1) The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select), (2) The Consultant I Variable Annuity, (3) The Consultant II Variable Annuity, (4) The LBL Advantage Variable Annuity and (5) The Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

February 22, 2019

/s/ Stephen Campbell
Stephen Campbell Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE COMPANY

(REGISTRANT)

The undersigned constitutes and appoints W. Weldon Wilson and Forozan Nasery, CFO, and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to (1) The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select), (2) The Consultant I Variable Annuity, (3) The Consultant II Variable Annuity, (4) The LBL Advantage Variable Annuity and (5) The Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

February 19, 2019

/s/ Richard Carbone
Richard Carbone Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE COMPANY

(REGISTRANT)

The undersigned constitutes and appoints W. Weldon Wilson and Forozan Nasery, CFO, and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to (1) The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select), (2) The Consultant I Variable Annuity, (3) The Consultant II Variable Annuity, (4) The LBL Advantage Variable Annuity and (5) The Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

February 22, 2019

/s/ Clive Cowdery
Clive Cowdery Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE COMPANY

(REGISTRANT)

The undersigned constitutes and appoints W. Weldon Wilson and Forozan Nasery, CFO, and each of them (with full power of each of them to act alone), as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to (1) The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select), (2) The Consultant I Variable Annuity, (3) The Consultant II Variable Annuity, (4) The LBL Advantage Variable Annuity and (5) The Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

February 19, 2019

/s/ Ann Frohman
Ann Frohman Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE COMPANY

(REGISTRANT)

The undersigned constitutes and appoints W. Weldon Wilson and Forozan Nasery, CFO, and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to (1) The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select), (2) The Consultant I Variable Annuity, (3) The Consultant II Variable Annuity, (4) The LBL Advantage Variable Annuity and (5) The Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

February 19, 2019

/s/ Jon Hack
Jon Hack
Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE COMPANY

(REGISTRANT)

The undersigned constitutes and appoints W. Weldon Wilson and Forozan Nasery, CFO, and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to (1) The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select), (2) The Consultant I Variable Annuity, (3) The Consultant II Variable Annuity, (4) The LBL Advantage Variable Annuity and (5) The Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

February 19, 2019

/s/ Robert Stein
Robert Stein
Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE COMPANY

(REGISTRANT)

The undersigned constitutes and appoints W. Weldon Wilson and Forozan Nasery, CFO, and each of them (with full power of each of them to act alone), as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to (1) The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select), (2) The Consultant I Variable Annuity, (3) The Consultant II Variable Annuity, (4) The LBL Advantage Variable Annuity and (5) The Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

February 22, 2019

/s/ Grace Vandecruze
Grace Vandecruze
Director